                                                                    EXHIBIT 99.2

    IF YOU WISH TO RECEIVE $26.50 PER SHARE IN CASH FOR ALL OF YOUR SHARES OF PCA COMMON STOCK, YOU DO NOT NEED TO RETURN THIS CONTINUING SHARE ELECTION FORM TO THE COMPANY. SHAREHOLDERS WHO DO NOT RETURN A CONTINUING SHARE ELECTION FORM WILL BE DEEMED TO HAVE ELECTED TO CONVERT THEIR SHARES OF PCA COMMON STOCK INTO CASH.

                         CONTINUING SHARE ELECTION FORM
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                             SHARES OF COMMON STOCK
                                       OF
                            PCA INTERNATIONAL, INC.
                            ("PCA" OR THE "COMPANY")

                          TO: PCA INTERNATIONAL, INC.
                          815 MATTHEWS-MINT HILL ROAD
                         MATTHEWS, NORTH CAROLINA 28105

                           Facsimile: (704) 847-1548
         Confirm facsimile by telephone ONLY: (704) 847-8011 ext. 2260

FOR INFORMATION OR ASSISTANCE CALL EITHER JEAN VEATCH, HEAD OF INVESTOR RELATIONS, AT (704) 847-8011 OR WACHOVIA SHAREHOLDER SERVICES, AT (800) 633-4236.

{  }CHECK HERE IF YOU CANNOT LOCATE CERTIFICATES AND CALL (800) 633-4236 TO
    RECEIVE INFORMATION REGARDING REPLACEMENT INSTRUCTIONS. TO MAKE A VALID CONTINUING SHARE ELECTION, LOST CERTIFICATES MUST BE REPLACED AND FORWARDED TO THE COMPANY BEFORE 5:00 P.M., NEW YORK CITY TIME, ON (AUGUST 13, 1998).

BOX I

--------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                SHARES SUBMITTED
           (PLEASE FILL IN, IF BLANK)                (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                   CERTIFICATE     TOTAL NUMBER    NUMBER OF
                                                      NUMBER        OF SHARES       SHARES
                                                                  REPRESENTED BY  SUBMITTED**
                                                                  CERTIFICATE(S)
---------------------------------------------------------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                  -------------------------------------------

                                                   TOTAL NUMBER
                                                   OF SHARES OF
                                                    PCA COMMON
                                                      STOCK

---------------------------------------------------------------------------------------------
 * ONLY CERTIFICATES REGISTERED IN A SINGLE FORM MAY BE DEPOSITED WITH THIS CONTINUING SHARE
   ELECTION FORM. IF CERTIFICATES ARE REGISTERED IN DIFFERENT FORMS (E.G. JOHN R. DOE AND
   J.R. DOE), IT WILL BE NECESSARY TO FILL IN, SIGN AND SUBMIT AS MANY SEPARATE CONTINUING
   SHARE ELECTION FORMS AS THERE ARE DIFFERENT REGISTRATIONS OF CERTIFICATES OR THE
   STOCKHOLDER MAY PROVIDE ONLY ONE CONTINUING SHARE ELECTION FORM AND SIGN IT EACH WAY HIS
   OR HER NAME APPEARS ON DIFFERENT STOCK CERTIFICATES. HOWEVER, EACH SIGNATURE MUST BE
   GUARANTEED AS DESCRIBED IN INSTRUCTION D(7).

** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES SUBMITTED ARE TO BE TREATED
   AS HAVING MADE A CONTINUING SHARE ELECTION (AS DEFINED BELOW).
   ------------------------------------------------------------------------------------------

    DELIVERY OF THIS CONTINUING SHARE ELECTION FORM TO AN ADDRESS, OR TRANSMISSION VIA A TELECOPY FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY AND YOU WILL BE DEEMED TO HAVE MADE AN ELECTION TO CONVERT THE SHARES REFLECTED ON SUCH FORM INTO CASH.

    THE INSTRUCTIONS ACCOMPANYING THIS CONTINUING SHARE ELECTION FORM SHOULD BE READ CAREFULLY BEFORE THIS CONTINUING SHARE ELECTION FORM IS COMPLETED.

    This Continuing Share Election Form is to accompany certificates for shares ("Shares") of common stock, par value $.01 per share, of PCA ("PCA Common Stock"), submitted pursuant to an election ("Continuing Share Election") to retain shares of Surviving Corporation Common Stock (as defined below) in connection with the proposed merger (the "Merger") of Jupiter Acquisition Corp. ("Mergerco") with and into PCA.

    This Continuing Share Election Form is being sent under separate cover from the Proxy Statement (as defined below) and Proxy Card (the Proxy Statement and the Proxy Card, collectively referred to as the "Proxy Materials"). If you have not received the Proxy Materials, please contact Wachovia Shareholder Services at (800) 633-4236.

    HOLDERS OF PCA COMMON STOCK WHO DO NOT WISH TO MAKE A CONTINUING SHARE ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") DO NOT NEED TO SUBMIT THIS CONTINUING SHARE ELECTION FORM. UPON APPROVAL OF THE MERGER AND FILING OF THE CERTIFICATE OF MERGER IN CONNECTION THEREWITH (THE

"EFFECTIVE TIME"), EACH SHARE OF PCA COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT, BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $26.50 IN CASH FROM THE SURVIVING CORPORATION (AS DEFINED BELOW) FOLLOWING THE MERGER.

    TO MAKE A VALID CONTINUING SHARE ELECTION, THIS CONTINUING SHARE ELECTION FORM (AND THE ACCOMPANYING STOCK CERTIFICATES) MUST BE RECEIVED BY THE COMPANY BEFORE 5:00 P.M., NEW YORK CITY TIME, ON (AUGUST 13, 1998) (THE "ELECTION DATE") OR BOX V, GUARANTEE OF DELIVERY, MUST BE COMPLETED AND RECEIVED BY SUCH TIME AND THE STOCK CERTIFICATES SUBJECT THERETO MUST BE RECEIVED BY THE COMPANY NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD NASDAQ NATIONAL MARKET TRADING DAY AFTER THE DATE OF EXECUTION OF SUCH GUARANTY OF DELIVERY AND IN NO CASE LATER THAN THREE TRADING DAYS AFTER THE ELECTION DATE.

Ladies and Gentlemen:

    In connection with the Merger of Mergerco with and into PCA, with PCA continuing as the surviving corporation (the "Surviving Corporation"), the undersigned hereby submits the certificate(s) for Shares of PCA Common Stock listed above and elects to have all or a portion of the Shares of PCA Common Stock represented by such certificates as set forth above retained as shares of common stock of the Surviving Corporation ("Surviving Corporation Common Stock") following the Merger. The undersigned understands that, in connection with the Merger, each Share of PCA Common Stock (other than any such Shares held in treasury by the Company, owned by Mergerco or any wholly-owned subsidiary thereof, Shares to remain outstanding pursuant to the following sentence or Shares with respect to which appraisal rights are exercised) will be converted, at the option of the holder, subject to certain restrictions set forth in the Proxy Statement, into the right to receive $26.50 per Share in cash without interest (the "Cash Merger Consideration"). Notwithstanding the foregoing sentence, in connection with the Merger, each holder of Shares of PCA Common Stock shall have the right to elect to retain one share of Surviving Corporation Common Stock for each Share of PCA Common Stock held by such holder. The undersigned further understands that, due to the restrictions on the number of shares of Surviving Corporation Common Stock which may be retained by existing holders of PCA Common Stock, the undersigned may receive fewer shares of Surviving Corporation Common Stock than indicated in this Continuing Share Election Form. The undersigned further understands that no fractional shares of Surviving Corporation Common Stock will be issued and that the undersigned will receive cash in lieu of any such fraction of a share to which the undersigned would otherwise be entitled.

    The following Continuing Share Election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated {August 13,} 1998, relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger by and between PCA and Jupiter, dated as of April 20, 1998 (the "Merger Agreement"), a conformed copy of which appears as Annex A to the Proxy Statement, and (iii) the accompanying Instructions to this Continuing Share Election Form.

    If certificates of PCA Common Stock are not delivered herewith, there is furnished below a Guarantee of Delivery of such certificates representing Shares of PCA Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings and loan association) or trust company having an office in the United States.

    Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for Continuing Shares and/or any check issuable in exchange for the Shares of PCA Common Stock represented by the certificates(s) submitted hereby in the name of the registered holder(s) of such PCA Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate(s) for shares of Surviving Corporation Common Stock and/or any check for cash issuable in exchange for the Shares of PCA Common Stock represented by the certificate(s) submitted hereby to the registered holder(s) of the PCA Common Stock at the address or addresses shown above.

       THE UNDERSIGNED UNDERSTANDS THAT IF THE UNDERSIGNED WISHES TO RECEIVE CASH ONLY, THE UNDERSIGNED DOES NOT NEED TO COMPLETE THIS FORM; A LETTER OF TRANSMITTAL AND ADDITIONAL INSTRUCTIONS WILL BE SENT TO THE UNDERSIGNED FOLLOWING THE EFFECTIVE TIME.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to sell, transfer and assign the Shares of PCA Common Stock accompanying this Continuing Share Election Form and that such Shares are free and clear of all liens, claims, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable in connection with the Continuing Share Election made hereby.

    All authority herein conferred or agreed to be conferred by the undersigned shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    Please direct all questions with respect to this Continuing Share Election Form either to Jean Veatch at (704) 847-8011 or Wachovia Shareholder Services at
(800) 633-4236.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

  BOX II
  -----------------------------------------------

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS D(6) AND D(7))

      To be completed ONLY if the certificates for Continuing Shares are to be registered in the name of, or the checks are to be made payable to, someone other than the registered holder(s) of Shares of PCA Common Stock.

  Issue certificate and/or check to:

  Name
  -----------------------------------------------
   (PLEASE PRINT)

   ------------------------------------------------------------
   (PLEASE PRINT)

  Address
  -----------------------------------------------

  -----------------------------------------------
                              (INCLUDING ZIP CODE)

   ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

      (Note: If this box is completed, endorsement on the surrendered certificate(s) or signature(s) on the accompanying instrument of transfer MUST BE MEDALLION GUARANTEED in the usual form as described in Instruction D(7). PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH.)

-------------------------------------------

  BOX III
  -----------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                             (SEE INSTRUCTION D(8))

      To be completed ONLY if the certificates for Continuing Shares are to be registered in the name of, and/or the checks are to be made payable to, the registered holder(s) of Shares of PCA Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth in Box I, above.

  Mail certificate and/or check to:

  Name
  -----------------------------------------------
   (PLEASE PRINT)

  -----------------------------------------------
   (PLEASE PRINT)

  Address
  -----------------------------------------------

  -----------------------------------------------
   (INCLUDING ZIP CODE)

-----------------------------------------------------

BOX IV
--------------------------------------------------------------------------------

                ALL HOLDERS OF PCA COMMON STOCK MUST SIGN BELOW
        (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

       ------------------------------------------------------------          Name(s) ----------------------------
       ------------------------------------------------------------                     (Please Print)
                         Signature(s) of Owner(s)                            Name(s) ----------------------------
Must be signed by registered holder(s) exactly as name(s) appear(s) on                  (Please Print)
stock certificate(s) or by person(s) authorized to become registered         Name(s) ----------------------------
holder(s) by certificates and documents transmitted herewith. If signature              (Please Print)
is by a trustee, executor, administrator, guardian, officer of a                 ----------------------------
corporation, attorney-in-fact or any other person acting in a fiduciary                   (Address)
capacity, set forth full title in such capacity and see Instruction D(3).    ----------------------------
Medallion                                                                        ----------------------------
Signature                                                                            (Including Zip Code)
Guarantee: ------------------------------------------------------------          ----------------------------
                        FINANCIAL INSTITUTION NAME                                  (Daytime Area Code and
                    (If Required--See Instruction D(7))                              Telephone Number(s))
                                                                             ------------------------------------
                                                                                (Tax Identification or Social
                                                                                           Security
                                                                             Number(s)) (See Substitute Form W-9)
                                                                             Dated:
                                                                             ------------------------------------
                                                                             1998

---------------------------------------------------------------------------

BOX V
--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
--------------------------------------------------------------------------------

The undersigned is:                                                          (Firm-Please Print)
  - a member of a national securities exchange,                                  ----------------------------
  - a member of the National Association of Securities Dealers, Inc., or            (Authorized Signature)
  - a commercial bank or trust company in the United States;                     ----------------------------
and guarantees to deliver to the Company the certificates for Shares of PCA               (Address)
Common Stock to which this Continuing Share Election Form relates, duly      ----------------------------
endorsed in blank or otherwise in form acceptable for transfer on the books      ----------------------------
of PCA, no later than 5:00 P.M., New York City time, on the third Nasdaq             (Including Zip Code)
National Market trading day after the date of execution of this Guarantee        ----------------------------
of Delivery and in no case later than three trading days after the Election         (Daytime Area Code and
Date.                                                                                Telephone Number(s))
                                                                                 ----------------------------
                                                                                        (Contact Name)

---------------------------------------------------------------------------

                              SUBSTITUTE FORM W-9
    (SEE THE ENCLOSED GUIDELINES FOR CERTIFICATE OF TAXPAYER IDENTIFICATION
                     NUMBER ON FORM W-9 (THE "GUIDELINES"))

Payer: Wachovia Bank, N.A.

Name (if joint names, list first and circle the name of the person or entity whose number you enter below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Business Name (Sole proprietors see the instructions in the enclosed Guidelines)

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------

City, State and Zip Code

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
        SUBSTITUTE           PART I--TAXPAYER                 Social Security Number
         FORM W-9            IDENTIFICATION NUMBER             --------------------
Department of the Treasury   Enter your taxpayer                        OR
 Internal Revenue Service    identification number in     Employer Identification Number
                             the appropriate box. For      ----------------------------
                             individuals, this is your
                             social security number.
                             For sole proprietors, see
                             the instructions in the
                             Guidelines. For other
                             entities, it is your
                             employer identification
                             number.
                             ------------------------------------------------------------
    Payer's Request for      / / If you do not have a number, check the box here and see
         Taxpayer            "Obtaining a Number" in the Guidelines.
 Identification Number and   NOTE: If the account is in more than one name, see the chart
       Certification         on page 1 of the Guidelines on whose number to enter.
                             ------------------------------------------------------------
                             PART II--If you are a Payee Exempt from Backup Withholding, see Instructions in the Guidelines.
-----------------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

 SIGNATURE: ---------------------------------------------- DATE:-----------------, 1998
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.

    1. TIME IN WHICH TO ELECT. To be effective, a Continuing Share Election pursuant to the terms and conditions set forth herein on this Continuing Share Election Form or a facsimile hereof, accompanied by the above-described certificates representing Shares of PCA Common Stock or a proper Guarantee of Delivery thereof, must be received by the Company, at the address set forth above, no later than 5:00 P.M., New York City time, on {August 13, 1998} (the "Election Date"). Holders of PCA Common Stock whose stock certificates are not immediately available may also make an effective Continuing Share Election by completing this Continuing Share Election Form or facsimile hereof, having Box V--Guarantee of Delivery properly completed and duly executed by an eligible institution (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Company, duly endorsed in blank or otherwise in form acceptable for transfer on the books of PCA, no later than 5:00 P.M., New York City time, on the third Nasdaq National Market trading day after the date of execution of such Guarantee of Delivery and in no case later than three trading days after the Election Date). Subject to the proration provisions of the Merger Agreement, each Share of PCA Common Stock outstanding at the Effective Time of the Merger with respect to which the Company shall not have received an effective Continuing Share Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statesmen pertain, will be converted into the right to receive an amount equal to $26.50 in cash from the Surviving Corporation following the Merger. See Instruction C.

    2. REVOCATION OF CONTINUING SHARE ELECTION. Any Continuing Share Election may be revoked by the person who submitted this Continuing Share Election Form to the Company, and the certificate(s) for shares withdrawn by written notice duly executed and received by the Company prior to the Election Date shall be returned to the submitting party. Such notice must specify the person in whose name the Shares of PCA Common Stock to be withdrawn had been deposited, the number of Shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the Shares to be withdrawn. If a Continuing Share Election is revoked, and the certificate(s) for Shares withdrawn, the PCA Common Stock certificate(s) submitted therewith will be promptly returned by the Company to the person who submitted such certificate(s).

    3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Continuing Share Election Forms will be void and of no effect. Certificate(s) for PCA Common Stock previously received by the Company will be returned promptly by the Company to the person who submitted such stock certificate(s).

B. CONTINUING SHARE ELECTION AND PRORATION PROCEDURES.

    A description of the stock election and proration procedures is set forth in the Proxy Statement under "THE MERGER--Continuing Share Election," "THE MERGER--Possible Effects of Proration" and "THE MERGER--Continuing Share Election Procedure." A full statement of the Continuing Share Election and proration procedures is contained in the Merger Agreement, and all Continuing Share Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING A CONTINUING SHARE ELECTION, A HOLDER OF PCA COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER--FEDERAL INCOME TAX CONSEQUENCES" AND "RISK FACTORS--RISKS ASSOCIATED WITH THE MERGER--TAXATION OF STOCKHOLDERS RECEIVING CASH--POSSIBLE DIVIDEND TREATMENT" FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A CONTINUING SHARE ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

    AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF PCA COMMON STOCK WHO MAKE A CONTINUING SHARE ELECTION MAY RECEIVE SURVIVING CORPORATION COMMON STOCK OR CASH IN AMOUNTS WHICH MAY VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF SHARES OF SURVIVING CORPORATION COMMON STOCK OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF SURVIVING CORPORATION COMMON STOCK OR CASH.

    As soon as practicable after the Effective Time of the Merger and after the Election Date, Wachovia Bank, N.A., as Exchange Agent, will mail certificate(s) for Surviving Corporation Common Stock and/or cash payments by check to the holders of PCA Common Stock with respect to each Share of PCA Common Stock which is included in any effective Continuing Share Election. Subject to the proration provisions of the Merger Agreement, holders of PCA Common Stock who declined to make a Continuing Share Election, or failed to make an effective Continuing Share Election, with respect to any or all of their Shares will receive, for each such Share, the right to receive an amount equal to $26.50 in cash, as soon as practicable after the certificate(s) representing such Share or Shares have been submitted, together with a Letter of Transmittal (which will be sent to such holders after the Effective Time of the Merger).

    No fractional shares of Surviving Corporation Common Stock will be issued in connection with the Merger. In lieu thereof, Wachovia Bank, N.A., as agent for the holders of PCA Common Stock who become entitled to a fraction of a Share of Surviving Corporation Common Stock, shall receive the product of (a) the aggregate of the fractional Share interests of such holder and (b) $26.50 and shall remit the proceeds thereof to such holders according to their respective interests therein.

D. GENERAL.

    1. EXECUTION AND DELIVERY. This Continuing Share Election Form or a facsimile hereof must be properly filled in, dated and signed in Box IV--Endorsement and Signature Guarantee, and must be delivered (together with stock certificates representing the Shares of PCA Common Stock as to which the Continuing Share Election is made or with a duly signed Guarantee of Delivery of such certificates) to the Company at any of the addresses set forth above.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY ISSUED, IS RECOMMENDED.

    2. INADEQUATE SPACE. If there is insufficient space on this Form to list all your stock certificates being submitted to the Company, please attach a separate list.

    3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Continuing Share Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the Shares of PCA Common Stock described on this Continuing Share Election Form have been assigned by the registered holder(s), in which event this Continuing Share Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

    If this Continuing Share Election Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

    If this Continuing Share Election Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Continuing Share Election Form.

    4. PARTIAL EXCHANGES. If fewer than all the Shares represented by any certificate delivered to the Company are to be submitted for exchange, fill in the number of Shares which are to be submitted in the box entitled "Shares Submitted." In such case, a check in an amount equal to $26.50 in cash per Share for the remainder of the Shares represented by the old certificate will be sent to the registered owners as soon as practicable following the Effective Time of the Merger, subject to proration. No Shares of PCA Common Stock represented by certificates submitted hereunder will be deemed to have been submitted for exchange into shares of Surviving Corporation Common Stock unless so indicated.

    5. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front page of this Continuing Share Election Form and contact the Exchange Agent at (800) 633-4236 to have the appropriate forms for replacement sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Surviving Corporation Common Stock and/or any checks in accordance with the Merger Agreement. If you have lost some but not all of your certificates, check the box on the front page and forward the certificates that you possess and that represent Shares which you are electing to retain as Continuing Shares to the Company along with this Continuing Share Election Form.

    6. NEW CERTIFICATES AND CHECKS IN SAME NAME. If any stock certificate(s) representing shares of Surviving Corporation Common Stock or any check(s) in respect of fractional shares of Surviving Corporation Common Stock or as a result of proration are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing Shares of PCA Common Stock submitted with this Form, no endorsement of certificate(s) or separate stock power(s) are required.

    7. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing Continuing Shares or any check(s) issued as a result of proration or in respect of fractional shares of Surviving Corporation Common Stock or in respect of the Cash Merger Consideration are to be registered in, or payable to the order of, a name other than exactly the name that appears on the face of the certificate(s) representing Shares of PCA Common Stock submitted for exchange herewith, such exchange shall not be made by the Company unless the certificates submitted are endorsed, Box II-- Special Issuance and Payment Instructions is completed, and the signature is guaranteed in Box IV-- Endorsement and Signature Guarantee by a financial institution or brokerage firm having membership in good standing in a recognized guarantee program (Securities Transfer Agent Medallion Program, New York Stock Exchange Medallion Signature Program or Stock Exchange Medallion Program) (a "Qualified Guarantor"). If this General Instruction 7 applies, please check with your financial insitution or brokerage firm right away to determine whether it is a Qualified Guarantor or will need to help you locate a Qualified Guarantor. No guarantee will be accepted if the aggregate value of the shares subject to the signature guarantee exceeds the limit authorized for the Qualified Guarantor. Notaries Public cannot execute acceptable guarantees of signatures.

    8. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of, and/or the certificates for the Continuing Shares are to be registered in, the name of the registered holder(s) of Shares of PCA Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in Box III.

    9. MISCELLANEOUS. A single check and/or or a single stock certificate representing the Cash Merger Consideration or Continuing Shares, as applicable, will be issued to each holder for all Shares of PCA Common Stock registered in the same manner.

    Please direct all questions with respect to this Continuing Share Election Form and any Continuing Share Election (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Continuing Share Election and computations as to proration) either to Jean Veatch at (704) 847-8011 or Wachovia Shareholder Services at
(800) 633-4236.

    10. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Company may be required to withhold 31% of the "reportable payments" made to holders of the PCA Common Stock pursuant to the Merger. To prevent backup withholding, each holder (including a holder that makes a Continuing Share Election) should complete and sign the Substitute Form W-9 included with this Continuing Share Election Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part I (indicating that you do not have a TIN) of the Substitute Form W-9 is checked, the Company shall retain 31% of all reportable payments made to a holder during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Company with his or her TIN within 60 days of the date of the Substitute Form W-9, the Company shall remit such amounts retained during the 60 day period to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Company with his or her TIN within such sixty
(60) day period, the Company shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Company. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the certificates for PCA Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("Guidelines") included with this Continuing Share Election Form for additional guidance on which number to report. If the Company is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Company.

    For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines.

    Failure to complete the Substitute Form W-9 will not, by itself, cause the Continuing Share Election to be deemed invalid, but may require the Company to withhold 31% of the amount of any reportable payments made pursuant to the Merger as of the Effective Date, regardless of when the Shares are actually tendered to the Company. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS (not from the Company or the Surviving Corporation).

    11. TRANSFER TAXES. The Surviving Corporation will pay all transfer taxes, if any, applicable to, and arising solely out of, the transfer of PCA Common Stock to it or to its order and to the transfer, in exchange thereof, of Surviving Corporation Common Stock to holders pursuant to the Merger. If, however, Surviving Corporation Common Stock is to be delivered to, or is to be registered or issued in the name of, any person other than the registered holder of the PCA Common Stock surrendered hereby, if the surrendered PCA Common Stock is registered in the name of any person other than the person signing this Continuing Share Election Form, or if a transfer tax is imposed for any reason other than the transfers referred to in the first sentence of this paragraph, the amount of any such transfer taxes (whether imposed

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on the registered holder or any other person) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such surrendering holder.

    Please direct all questions with respect to this Continuing Share Election Form to either Jean Veatch at (704) 847-8011 or Wachovia Shareholder Services at
(800) 633-4236.

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